SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) October 7, 2002
                                  ---------------




                         HUGHES ELECTRONICS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE               0-26035                 52-1106564
----------------------------   -----------------------    -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
 of incorporation or organization)   File Number)         Identification No.)




                          200 North Sepulveda Boulevard
                          El Segundo, California 90245
                         -------------------------------
                                 (310) 662-9688
                                ----------------
               (Address, including zip code, and telephone number,
        including area code, of registrants' principal executive office)



























ITEM 9. Forward Looking Information Relating to Hughes


      The following letter was filed with the FCC on October 7, 2002 and will be made available on Hughes' website:



                                 October 7, 2002

Michael K. Powell
Chairman
Federal Communications Commission
The Portals
445 12th Street, S.W.
Washington, DC  20554

W. Kenneth Ferree
Bureau Chief
Media Bureau
Federal Communications Commission
The Portals
445 12th Street, S.W.
Washington, DC  20554

      Re: Ex Parte Notice - Consolidated Application of EchoStar Communications Corporation, General Motors Corporation and
            Hughes Electronics Corporation for Authority to Transfer Control, CS Docket No. 01-348

Dear Chairman Powell and Mr. Ferree:

      As you know, in this proceeding the Commission has before it the proposed merger of EchoStar Communications Corporation ("EchoStar") and Hughes Electronics Corporation ("Hughes" and collectively, the "Applicants"). As the Commission approaches the completion of its consideration of the merits and processing of the applications that would effectuate the merger, the Applicants respectfully request the Commission expeditiously to consider two additional matters of process - take into account the unfolding Department of Justice ("DOJ") antitrust review process and hold an en banc hearing or public forum, consistent with its practice for complex and important mergers such as this.

      First, the Applicants request that, in ruling on the merger, the Commission consider any actions taken on the merger by the DOJ, which is concurrently reviewing the transaction from an antitrust perspective. This past Thursday and Friday, DOJ took the deposition of EchoStar's Chairman and Chief Executive Officer, Charles Ergen. DOJ has requested additional time of deposition for Mr. Ergen and EchoStar has agreed to that request even though a date has not yet been scheduled. The Applicants have agreed with DOJ on a schedule for discussing, among other things, the possibility of "major revisions" to the transaction that will go beyond remedies heretofore presented by the Applicants such as national pricing. This schedule includes a meeting with the Assistant Attorney General and his senior staff set for October 28, 2002. As part of that schedule, the parties are in the process of preparing structural remedy proposals that will be submitted to DOJ prior to the October 28, 2002 meeting to address areas of concern expressed by DOJ.


      The Commission has found in many merger proceedings that its broader public interest standard is best served by considering the antitrust agency's formal determinations regarding the proposed merger and proposed remedies before acting. Indeed, this has been for many years the Commission's normal practice with high profile mergers of this type, "since the factual basis for the FCC's review of whether a license transfer is in the public interest may be affected by the antitrust agency's determinations."(1) Moreover, the Commission's timeline for considering complex mergers of this kind contemplates precisely what the Applicants are requesting here - the receipt by the Commission of information about "major revisions" to the transaction "as a result of action by other agencies" prior to Commission action. (2) Therefore, the Applicants request that, consistent with past practice, the Commission await completion of DOJ's fact-gathering and negotiations with the parties, and similar discussions between the parties and the Commission, prior to acting in this proceeding.

      Second, in order to aid in the Commission's final deliberations, the Applicants request a final, expedited en banc hearing or public forum on the merits of the merger, given the current state of the record in this proceeding. Such a process is consistent with the Commission's timeline for consideration of such mergers. (3) An en banc hearing is also consistent with past Commission practice in other major merger cases involving complex or difficult issues (e.g., AOL/Time Warner, SBC/Ameritech, Bell Atlantic/GTE, AT&T/TCI, WorldCom/Sprint, AT&T/Media One). (4) As the Commission has observed:

      A public forum has proven a useful process in complex cases to allow a fuller public discussion of the issues. It provides an opportunity for give and take among the Commission, the applicants, and other interested parties that in some cases cannot be efficiently duplicated in the written pleadings or ex parte processes. (5)

      The above observation is particularly apt in this case where discussions with the DOJ are ongoing. Moreover, to the extent that the Commission has concerns with the merits of the merger, the Applicants feel that a public forum process, featuring further direct testimony by and interaction with Applicants' economic experts, Dr. Andrew Joskow and Professor Robert Willig, could be a very valuable decisional tool for the Commission to employ at this penultimate stage of the process. To the extent that such action might necessitate a brief stoppage of the Commission's merger processing "clock," the Applicants would support such a suspension.

      Thank you for your consideration of this request. We will continue to work with your staff on such matters and trust that an appropriate schedule can be developed.

      In accordance with Section 1.1206 of the Commission's Rules, 47 C.F.R. ss.1.1206, one copy of this ex parte notice is being filed electronically with the Commission. If you have questions concerning this meeting or this notice, please contact the undersigned.

                                      Respectfully submitted,


/s/ Gary M. Epstein                   /s/ Pantelis Michalopoulos
---------------------                 --------------------------
Gary M. Epstein                       Pantelis Michalopoulos
James H. Barker                       Philip L. Malet
Latham & Watkins                      Marc A. Paul
555 11th Street, N.W.                 Steptoe & Johnson LLP
Suite 1000                            1330 Connecticut Avenue, N.W.
Washington, D.C. 20004                Washington, D.C.  20036
(202) 637-2200                        (202) 429-6494

Counsel for Hughes Electronics        Counsel for EchoStar Communications
Corporation and General Motors        Corporation
Corporation

cc:   Marlene H. Dortch
      Marcia Glauberman
      Linda Senecal
      Qualex International




(1) See Letter from Christopher J. Wright, General Counsel, FCC to Arthur H. Harding, counsel for Time Warner, et al., CS Docket No. 00-30
    (dated Oct. 11, 2000).

(2) See FCC web site at http://www.fcc.gov/transaction/timeline.html ("Proposed Timeline for Consideration of Applications for Transfers or Assignments of Licenses or Requests for Authorizations Relating to Complex Mergers").

(3) That timeline contemplates an en banc hearing at Day 130, after the Applicants have advised the Commission at Day 110 of "action by other agencies." See FCC web site at http://www.fcc.gov/transaction/timeline.html. As explained above, the DOJ review process has not matured to the stage where the Applicants could so advise the Commission at Day 110.

(4) See Letter from Christopher J. Wright, General Counsel, FCC to Arthur H. Harding, counsel for Time Warner, et al., CS Docket No. 00-30
    (dated Oct. 11, 2000).

(5) See FCC web site at http://www.fcc.gov/transaction/issuesmemo.html ("Issues Memorandum for March 1, 2000 Transactions Team Public Forum on Streamlining FCC Review of Applications Relating to Mergers.")

In connection with the proposed transactions, General Motors Corporation ("GM"), HEC Holdings, Inc. ("Hughes Holdings") and EchoStar Communications Corporation ("EchoStar") have filed amended preliminary materials with the Securities and Exchange Commission ("SEC"), including a Registration Statement of Hughes Holdings on Form S-4 that contains a consent solicitation statement/information statement/prospectus. These materials are not yet final and will be further amended. Holders of GM $1-2/3 and GM Class H common stock are urged to read the definitive versions of these materials, as well as any other relevant documents filed or that will be filed with the SEC, as they become available, because these documents contain or will contain important information. The preliminary materials, the definitive versions of these materials and other relevant materials (when they become available), and any other documents filed by GM, Hughes Electronics Corporation ("Hughes"), Hughes Holdings or EchoStar with the SEC may be obtained for free at the SEC's website, www.sec.gov, and GM stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from GM.

GM and its directors and executive officers, Hughes and certain of its officers, and EchoStar and certain of its executive officers may be deemed to be participants in GM's solicitation of consents from the holders of GM $1-2/3 common stock and GM Class H common stock in connection with the proposed transactions. Information regarding the participants and their interests in the solicitation was filed pursuant to Rule 425 with the SEC by EchoStar on November 1, 2001 and by each of GM and Hughes on November 16, 2001. Investors may obtain additional information regarding the interests of the participants by reading the amended preliminary consent solicitation statement/information statement/prospectus filed with the SEC and the definitive consent solicitation statement/information statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Materials included in this document contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. The factors that could cause actual results of GM, EchoStar, Hughes, or a combined EchoStar and Hughes, to differ materially, many of which are beyond the control of EchoStar, Hughes, Hughes Holdings or GM include, but are not limited to, the following: (1) the businesses of EchoStar and Hughes may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected benefits and synergies from the combination may not be realized within the expected time frame or at all; (3) revenues following the transaction may be lower than expected; (4) operating costs, customer loss and business disruption including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; (5) generating the incremental growth in the subscriber base of the combined company may be more costly or difficult than expected; (6) the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; (7) the effects of legislative and regulatory changes; (8) an inability to obtain certain retransmission consents; (9) an inability to retain necessary authorizations from the FCC; (10) an increase in competition from cable as a result of digital cable or otherwise, direct broadcast satellite, other satellite system operators, and other providers of subscription television services; (11) the introduction of new technologies and competitors into the subscription television business; (12) changes in labor, programming, equipment and capital costs; (13) future acquisitions, strategic partnership and divestitures; (14) general business and economic conditions; and (15) other risks described from time to time in periodic reports filed by EchoStar, Hughes or GM with the Securities and Exchange Commission. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words to be uncertain and forward-looking. This cautionary statement applies to all forward-looking statements included in this document.








                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HUGHES ELECTRONICS CORPORATION
                                          ------------------------------
                                                  (Registrant)



                                       By
Date October 7, 2002                   /s/Michael J. Gaines
     ---------------                   -----------------------------------
                                       (Michael J. Gaines,
                                        Chief Financial Officer)